Exhibit 10.1

AMENDMENT NO. 9

This Amendment No. 9 (this “Agreement” or “Amendment No. 9”), dated as of June 17, 2024, to the Credit Agreement, dated as of April 24, 2015 (as amended by Amendment No. 1 thereto dated October 21, 2016, as further amended by Amendment No. 2 dated February 9, 2017, as further amended by Amendment No. 3 dated April 27, 2017, as further amended or otherwise modified by Amendment No. 4 and Limited Waiver dated March 18, 2019, as further amended by Amendment No. 5 dated June 24, 2019, as further amended by Amendment No. 6 and Limited Waiver dated February 10, 2020, as further amended by Amendment No. 7 dated December 10, 2020, as further amended by Amendment No. 8 dated March 24, 2023 and, after giving effect to the Borrower Assumption Agreement and Joinder, dated as of May 9, 2017, the “Credit Agreement”; capitalized terms used in this Amendment No. 9 and not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement, as amended hereby), is made by and among Uniti Group Inc. (f/k/a Communications Sales & Leasing, Inc.), a Maryland corporation (“Holdings” or the “Parent Guarantor”), Uniti Group LP, a Delaware limited partnership (the “Assumed Borrower” or “Parent”), Uniti Group Finance 2019 Inc. (f/k/a Uniti Group Finance Inc.), a Delaware corporation (“FinCo”), CSL CAPITAL, LLC (“CSL Capital” and, collectively with the Parent and Finco, the “Borrowers”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent and Collateral Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Holdings has entered into that certain Agreement and Plan of Merger, dated as of May 3, 2024, among Holdings and Windstream Holdings II, LLC, pursuant to which a subsidiary of Windstream Parent, Inc. will merge with and into Holdings, with Holdings as the surviving corporation (the “Merger”);

WHEREAS, as a result of the Merger, the Parent will no longer qualify as a REIT;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Loan Parties and the Required Lenders may amend or waive any provision of the Credit Agreement or any other Loan Document pursuant to an agreement in writing; and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Loan Parties and each of the undersigned Lenders, together constituting the Required Lenders, are willing to amend the Credit Agreement to remove the requirement that Holdings qualify as a REIT on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Amendments to the Credit Agreement. The Credit Agreement is, effective as of the Amendment No. 9 Effective Date (as defined below), hereby amended as follows:

(a)   Section 1.01 of the Credit Agreement is hereby amended by the adding following definitions in appropriate alphabetical order:

“Merger” shall have the meaning given such term in the WIN Merger Agreement.

“WIN Merger Agreement” shall mean the Agreement and Plan of Merger, dated as of May 3, 2024, among Holdings and Windstream Holdings II, LLC, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“WIN Merger Closing Date” shall mean the date of the Closing under, and as defined in, the WIN Merger Agreement.

(b)   Section 6.18 of the Credit Agreement is hereby amended and restated as follows:

“REIT Status. Beginning with its first taxable year in which the REIT Election is intended to be effective and ending with either (i) the taxable year that includes the WIN Merger Closing Date, or (ii) if Holdings reasonably determines that, by reason of the Merger, Holdings will cease to qualify as a REIT under the Code for the taxable year that includes the WIN Merger Closing Date (provided that Holdings shall promptly notify the Administrative Agent of such determination), the last taxable year ending before the year that includes the WIN Merger Closing Date, Parent shall (a) use its reasonable best efforts to operate so as to satisfy all requirements necessary to qualify and maintain its qualification as a REIT under the Code and (b) not engage in any “prohibited transaction” as defined for purposes of Section 857(b)(6) of the Code that could reasonably be expect to have a Material Adverse Effect; provided that so long as the REIT Election is effective, Parent may satisfy its obligation under Section 6.18(a) by use of its reasonable best efforts to ensure that the REIT Election remains effective and Parent maintains its status as a disregarded qualified REIT subsidiary, a disregarded entity or a partnership for U.S. federal income tax purposes.” For the avoidance of doubt, if the WIN Merger Closing Date does not occur, then Parent’s obligations under clauses (a) and (b) of this Section 6.18 shall continue indefinitely.

2.  Conditions Precedent to Effectiveness of the Amendments. The amendments set forth in Section 1 hereof shall become effective on the date (the “Amendment No. 9 Effective Date”) when the Administrative Agent shall have received a counterpart signature page of this Amendment No. 9 duly executed by each of the Parent Guarantor, the Borrowers, the Guarantors, the Administrative Agent and Lenders constituting the Required Lenders.

3.   Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Amendment No. 9 Effective Date:

(i) the representations and warranties of each Loan Party contained in Article 5 of the Credit Agreement and in each other Loan Document (including, for the avoidance of doubt, this Amendment No. 9) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects;

(ii)  no Default or Event of Default exists or will result from this Amendment No. 9; and

(iii) this Amendment No. 9 has been duly authorized, executed and delivered by each Loan Party and each of this Amendment No. 9 and the Credit Agreement, as amended, extended or otherwise modified hereby, constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

4.   Costs and Expenses. The Borrowers agree to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in connection with the preparation, execution, delivery and administration of this Amendment No. 9, the other instruments and documents to be delivered hereunder and related matters with respect to the Loan Documents and transactions contemplated hereby.

5.    Governing Law. This Amendment No. 9 shall be governed by and construed in accordance with the law of the State of New York.

6.    Counterparts. This Amendment No. 9 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment No. 9 may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record.  This Amendment No. 9 may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Amendment No. 9.  For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Extended Revolving Credit Lenders of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

8.   Waiver of Right of Trial by Jury. Section 10.16 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

9.   Effect of Amendment No. 9. Except as expressly set forth herein, (i) this Amendment No. 9 (including, without limitation, the occurrence of the Amendment No. 9 Effective Date) shall not by implication or otherwise limit, impair, constitute a waiver of (including, without limitation, any Default or Event of Default) or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as amended, extended or otherwise modified hereby.  This Amendment No. 9 shall constitute a Loan Document and a Loan Extension Agreement for all purposes and from and after the Amendment No. 9 Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement as amended, extended or otherwise modified hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 9 to be duly executed as of the date first above written.

UNITI GROUP INC.

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

UNITI GROUP LP

By: UNITI GROUP INC., its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

UNITI GROUP FINANCE 2019 INC.

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

UNITI FIBER HOLDINGS INC.

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 9]

CSL CAPITAL, LLC

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 9]

CONTACT NETWORK, LLC
CSL NATIONAL GP, LLC
CSL Alabama System, LLC
CSL Arkansas System, LLC
CSL Florida System, LLC
CSL KENTUCKY SYSTEM, LLC
CSL Iowa System, LLC
CSL Mississippi System, LLC
CSL Missouri System, LLC
CSL New Mexico System, LLC
CSL Ohio System, LLC
CSL Oklahoma System, LLC
CSL Realty, LLC
CSL Texas System, LLC
CSL North Carolina Realty GP, LLC
CSL Tennessee Realty Partner, LLC
CSL Tennessee Realty, LLC
HUNT TELECOMMUNICATIONS, LLC
INFORMATION TRANSPORT SOLUTIONS, INC.
NEXUS SYSTEMS, LLC
PEG BANDWIDTH DC, LLC PEG BANDWIDTH DE, LLC PEG BANDWIDTH LA, LLC PEG BANDWIDTH MS, LLC PEG BANDWIDTH TX, LLC PEG BANDWIDTH VA, LLC
UNITI DARK FIBER LLC
UNITI FIBER LLC
UNITI GROUP HOLDCO LLC
UNITI LEASING LLC
UNITI LEASING X LLC
UNITI LEASING XI LLC
UNITI LEASING XII LLC
UNITI TOWERS NMS HOLDINGS LLC,
each as a Guarantor

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 9]

CSL NATIONAL, LP, as a Guarantor

By: CSL NATIONAL GP, LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

CSL North CAROLINA REALTY, LP, as a Guarantor

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

CSL NORTH CAROLINA SYSTEM, LP, as a Guarantor

By: CSL NORTH CAROLINA REALTY GP, LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 9]

Uniti Holdings LP, as a Guarantor

By: UNITI HOLDINGS GP LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

UNITI LATAM LP, as a Guarantor

By: UNITI LATAM GP LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

UNITI QRS Holdings LP, as a Guarantor

By: UNITI QRS Holdings GP LLC, as its general partner

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 9]

UIniti group finance inc.
uniti national llc
UIniti fiber 2020 llc
southern light, llc
ans connect llc
csl georgia realty, llc
csl georgia system, llc
peg bandwidth ma, llc
peg bandwidth md, llc
peg bandwidth nj, llc
peg bandwidth pa, llc
peg bandwidth ny telephone corp.,
each as a Guarantor

By:	/s/ Daniel Heard
	Name:	Daniel Heard
	Title:	Executive Vice President, General Counsel and Secretary

[Signature Page to Amendment No. 9]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Elizabeth Uribe
	Name:	Elizabeth Uribe
	Title:	Assistant Vice President

[Signature Page to Amendment No. 9]

BANK OF AMERICA, N.A., as a Lender, the Swing Line Lender and the L/C Issuer

By:	/s/ Laura L. Olson
	Name:	Laura L. Olson
	Title:	Director

[Signature Page to Amendment No. 9]

BARCLAYS BANK PLC, as a Lender

By:		/s/ Joseph Tauro
	Name:	Joseph Tauro
	Title:	Assistant Vice President

[Signature Page to Amendment No. 9]

CITICORP NORTH AMERICA, INC., as a Lender

By:		/s/ Ioannis Theocharis
	Name:	Ioannis Theocharis
	Title:	Vice President

[Signature Page to Amendment No. 9]

DEUTSCHE BANK AG NEW YORK, as a Lender

By:		/s/ Suzan Onal
	Name:	Suzan Onal
	Title:	Director

By:		/s/ Lauren Danbury
	Name:	Lauren Danbury
	Title:	Vice President

[Signature Page to Amendment No. 9]

GOLDMAN SACHS BANK USA, as a Lender

By:		/s/ Priyankush Goswami
	Name:	Priyankush Goswami
	Title:	Authorized Signatory

[Signature Page to Amendment No. 9]

JPMORGAN CHASE BANK, N.A., as a Lender

By:		/s/ Melanie George
	Name:	Melanie George
	Title:	Vice President

[Signature Page to Amendment No. 9]

MORGAN STANLEY BANK, N.A., as a Lender

By:		/s/ Phillip Magdaleno
	Name:	Phillip Magdaleno
	Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender

By:		/s/ Phillip Magdaleno
	Name:	Phillip Magdaleno
	Title:	Vice President

[Signature Page to Amendment No. 9]

ROYAL BANK OF CANADA, as a Lender

By:		/s/ Gill Skala
	Name:	Gill Skala
	Title:	Authorized Signatory

[Signature Page to Amendment No. 9]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:		/s/ Jon Colquhoun
	Name:	Jon Colquhoun
	Title:	Managing Director

[Signature Page to Amendment No. 9]